Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Oncthera, Inc. (the "Company") for the year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Alan Bowen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





                                        /s/ Alan Bowen
                                        ------------------------------------
                                        Alan Bowen
                                        Chief Financial Officer
                                        July 8, 2003